SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC  20549


                                   FORM 8-K


                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                    the Securities and Exchange Act of 1934


       Date of Report (Date of earliest event reported):  March 12, 1996


                         ALLEGHENY GENERATING COMPANY
            (Exact name of registrant as specified in its charter)

         Virginia                     0-14688               13-3079675
      (State or other               (Commission File        (IRS Employer
       jurisdiction of               Number)                 Identification
       incorporation)                                        Number)


                            12 East 49th Street
                          New York, New York  100171
                   (Address of principal executive offices)


Registrant's telephone number,
      including area code:                                  (212) 752-2121

Item 5.     Other Events.

            A copy of Allegheny Generating Company's (the "Company") press release dated March 12, 1996 announcing the Company's restructuring plans is filed as an exhibit to this Current Report on Form 8-K.

Item 7.     Financial Statements and Exhibits.

            Exhibit 99.1      Press Release dated March 12, 1996.





                                  SIGNATURES


            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          ALLEGHENY GENERATING COMPANY



Dated:  March 13, 1996                    By:    THOMAS K. HENDERSON
                                          Name:  Thomas K. Henderson
                                          Title:      Counsel

                                 EXHIBIT INDEX



            Exhibit 99.1            Press Release dated March 12, 1996.